EX 23.1
                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement File No. 333-33684 of Vectren Corporation on Form S-8 of our report dated June 8, 2004 appearing in this Annual Report on Form 11-K of Vectren Corporation's Retirement Savings Plan for the years ended December 31, 2003 and 2002.
                                                 /s/ McGladrey & Pullen LLP
                                                 -------------------------------
                                                 McGLADREY & PULLEN LLP




Champaign, Illinois
June 25, 2004